UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                              April 1, 2005

                                           HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

                                                                 Delaware
(State or Other Jurisdiction of Incorporation)

                            0-22388                                                                  99-0273889
               (Commission File Number                                    (IRS Employer Identification No.)

      5565 Red Bird Center Drive, Suite 150, Dallas, Texas                                       75237
          (Address of Principal Executive Offices)                                                     (Zip Code)

                                                             (214) 623-8446
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION F-D DISCLOSURE.

On April 1, 2005, Home Solutions of America, Inc., a Delaware corporation (the "Registrant") issued a press release in which the Registrant announced that it had completed its acquisition of Cornerstone Building and Remodeling, Inc., a Florida corporation.  A copy of the Press Release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

            99.1      Press Release dated April 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        Home Solutions of America, Inc.
                                                                        (Registrant)

                                                                        By:   /s/ Rick J. O'Brien
                                                                                    Rick J. O'Brien
Dated:  April 1, 2005                                                Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number          Description

99.1                Press Release dated April 1, 2005.